UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2007

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware0-1078375-1590407
(State or other jurisdiction of incorporation)
(Commission File Number)
(IRS Employer Identification)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
BSD Medical Corporation issued a press release on May 18, 2007. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release of BSD Medical Corporation dated May 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 18, 2007

By: /s/ Hyrum A. Mead President

EXHIBIT INDEX,
Exhibit No.	Description
99.1	Press Release of BSD Medical Corporation dated May 18, 2007